EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Ultimate Reports Q1 2016 Financial Results

•	Record Recurring Revenues of $152.8 Million, Up by 28%

•	Record Total Revenues of $187.2 Million, Up by 29%

Weston, FL, April 26, 2016 — Ultimate Software (Nasdaq: ULTI), a leading provider of human capital management (HCM) solutions in the cloud, announced today its financial results for the first quarter ended March 31, 2016. Ultimate reported recurring revenues of $152.8 million, a 28% increase, and total revenues of $187.2 million, a 29% increase, both compared with 2015’s first quarter. GAAP net income for the first quarter of 2016 was $2.4 million, or $0.08 per diluted share, as compared with GAAP net income of $4.2 million, or $0.14 per diluted share, for the first quarter of 2015.

Non-GAAP net income for the first quarter of 2016, which excludes stock-based compensation expense and amortization of acquired intangibles, was $21.9 million, or $0.73 per diluted share. Non-GAAP net income for the first quarter of 2015 was $15.2 million, or $0.52 per diluted share. See “Use of Non-GAAP Financial Information” below.

“Once again, achieving all of our goals as planned in the first quarter has put us in a strong position to execute on our future objectives. Recurring revenues were nearly $153 million, up by more than 28%, and total revenues were $187 million, up by 29%, both compared with Q1 2015. At the same time, our non-GAAP operating margin came in on the positive side of our targeted 19%, and our year-over-year customer retention rate again exceeded 97%,” said Scott Scherr, founder, president, and CEO of Ultimate.

“In early March, we were honored to be ranked #15 on Fortune’s 2016 100 Best Companies to Work For list, marking our fifth consecutive year in the top 25. Ultimate’s identity and strategic approach as a company have been focused on culture and putting ‘People First’ since the company’s beginning, and will continue to drive our strategic direction. Also in March, more than 2,000 HR and business professionals attended our annual Connections customer conference in Las Vegas, where we featured more than 60 breakout sessions and workshops aimed at ‘Inspiring Engagement’ in employees”.

Ultimate’s financial results teleconference will be held today, April 26, 2016, at 5:00 p.m. Eastern time, at http://www.investorcalendar.com/IC/CEPage.asp?ID=174853. The call will be available for replay at the same address beginning at 9:00 p.m. Eastern time today. Windows Media Player software is required to listen to the call and can be downloaded from the site. Forward-looking information about future company performance will be discussed during the teleconference call.

Financial Highlights

•
Recurring revenues from our cloud offering grew by 28% for the first quarter of 2016 as compared with the same period in 2015. Recurring revenues were 82% of total revenues for the first quarter of 2016 and for the first quarter of 2015.

•	Ultimate’s total revenues for the first quarter of 2016 increased by 29%, as compared with those for the first quarter of 2015.

•
Ultimate’s annualized retention rate, on a rolling 12-month basis, exceeded 97% for its recurring revenue cloud customer base as of March 31, 2016, which compares with greater than 96% for the same period of the prior year.

•	Cash flows from operating activities for the first quarter of 2016 were $32.1 million, compared with $26.1 million for the first quarter of 2015.

Stock Repurchases

The combination of cash, cash equivalents, and corporate marketable securities was $103.8 million as of March 31, 2016, compared with $129.4 million as of December 31, 2015.

During the three months ended March 31, 2016, we used $29.7 million to acquire 190,400 shares of our Common Stock under our previously announced stock repurchase plan (the "Stock Repurchase Plan"), and we used $17.9 million to acquire 114,253 shares of our outstanding $0.01 par value common stock ("Common Stock") to settle employees’ tax withholding obligations associated with their restricted stock that vested during the period.

On April 25, 2016, Ultimate's Board of Directors extended our Stock Repurchase Plan further by authorizing the repurchase of up to 1,000,000 additional shares of our Common Stock. We have 1,342,005 shares available for repurchase under our Stock Repurchase Plan.

Financial Outlook

Ultimate provides the following financial guidance for the second quarter ending June 30, 2016, and full year 2016:

For the second quarter of 2016:

•	Recurring revenues of approximately $158 million,

•	Total revenues of approximately $187 million, and

•	Operating margin, on a non-GAAP basis (discussed below), of approximately 20%.

For the year 2016:

•	Recurring revenues to increase by approximately 26% over 2015,

•	Total revenues to increase by approximately 26% over 2015, and

•	Operating margin, on a non-GAAP basis (discussed below), of approximately 21%.

Operating margin expectations were determined on a non-GAAP basis using the methodologies identified under the caption “Use of Non-GAAP Financial Information” in this press release.

Forward-Looking Statements
Certain statements in this press release are, and certain statements on the teleconference call may be, forward-looking statements within the meaning provided under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are made only as of the date hereof. These statements involve known and unknown risks and uncertainties that may cause Ultimate’s actual results to differ materially from those stated or implied by such forward-looking statements, including risks and uncertainties associated with fluctuations in Ultimate’s quarterly operating results, concentration of Ultimate’s product offerings, development risks involved with new products and technologies, competition, contract renewals with business partners, compliance by our customers with the terms of their contracts with us, and other factors disclosed in Ultimate’s filings with the Securities and Exchange Commission. Ultimate undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

About Ultimate Software
Ultimate is a leading provider of cloud-based human capital management (HCM) solutions, with more than 25 million people records in the cloud. Ultimate’s award-winning UltiPro delivers HR, payroll, talent, and time and labor management solutions that connect people with the information they need to work more effectively. Founded in 1990, the company is headquartered in Weston, Florida, and employs more than 3,000 professionals. In 2016, Fortune ranked Ultimate #1 on its list of 10 Best Large Workplaces in Technology and #15 on Fortune’s 100 Best Companies to Work For list, the fifth consecutive year to be ranked in the top 25. In 2015, Ultimate was recognized by Fortune as one of the 100 Fastest-Growing Companies; ranked #7 on Forbes magazine’s list of the 100 Most Innovative Growth Companies; named among InformationWeek's Elite 100, honoring innovation in business technology; and recognized as a “Leader” in Nucleus Research’s HCM Technology Value Matrix. Ultimate has approximately 3,200 customers with employees in 160 countries, including Bloomin’ Brands, Culligan International, Feeding America, Major League Baseball, Pep Boys, SUBWAY, Texas Roadhouse, and Yamaha Corporation of America. More information on Ultimate’s products and services for people management can be found at www.ultimatesoftware.com.

UltiPro is a registered trademark of The Ultimate Software Group, Inc. All other trademarks referenced are the property of their respective owners.

Contact: Mitchell K. Dauerman
Chief Financial Officer and Investor Relations
Phone: 954-331-7369
Email: IR@ultimatesoftware.com

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share amounts)

	For the Three Months Ended March 31,
	2016	2015
Revenues:
Recurring	$152,751	$119,109
Services	34,463	25,768
Total revenues	187,214	144,877
Cost of revenues:
Recurring	39,457	32,789
Services	32,804	24,318
Total cost of revenues	72,261	57,107
Gross profit	114,953	87,770
Operating expenses:
Sales and marketing	56,582	40,763
Research and development	27,515	21,398
General and administrative	21,529	15,852
Total operating expenses	105,626	78,013
Operating income	9,327	9,757
Other income (expense):
Interest and other expense	(184)	(115)
Other income, net	103	57
Total other expense, net	(81)	(58)
Income before income taxes	9,246	9,699
Provision for income taxes	(6,811)	(5,539)
Net income	$2,435	$4,160
Net income per share:
Basic	$0.08	$0.15
Diluted	$0.08	$0.14
Weighted average shares outstanding:
Basic	28,825	28,583
Diluted	29,833	29,567

Stock-based Compensation

The following table sets forth the stock-based compensation expense resulting from stock-based arrangements (excluding the income tax effect, or “gross”) and the amortization of acquired intangibles that are recorded in Ultimate’s unaudited condensed consolidated statements of income for the periods indicated (in thousands):

	For the Three Months Ended March 31,
	2016	2015
Stock-based compensation expense:
Cost of recurring revenues	$1,930	$1,427
Cost of services revenues	1,545	1,282
Sales and marketing	13,668	7,783
Research and development	1,847	1,248
General and administrative	7,424	4,337
Total non-cash stock-based compensation expense	$26,414	$16,077

Amortization of acquired intangibles:
General and administrative	$247	$264
Total amortization of acquired intangibles	$247	$264

Stock-based compensation for the first quarter of 2016 was $26.4 million, as compared with stock-based compensation of $16.1 million, for the first quarter of 2015. The $10.3 million increase in stock-based compensation included an increase of $7.4 million associated with modifications made to the Company’s change in control plans in March 2015 and February 2016, which significantly reduced the potential payments that could be made under such plans. As previously disclosed, these changes were made to better align management's incentives with long-term value creation for our shareholders. As part of the modifications in connection with the unwinding of the change in control plans, time-based restricted stock awards (vesting over three years) were granted to certain senior officers in March 2015 and February 2016.

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

	As of	As of
	March 31,	December 31,
	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$83,372	$109,325
Investments in marketable securities	12,944	10,780
Accounts receivable, net	139,964	130,106
Prepaid expenses and other current assets	48,536	46,804
Deferred tax assets, net	839	883
Total current assets before funds held for clients	285,655	297,898
Funds held for clients	1,312,428	923,308
Total current assets	1,598,083	1,221,206
Property and equipment, net	141,508	125,492
Goodwill	24,873	24,410
Investments in marketable securities	7,461	9,278
Intangible assets, net	5,094	5,167
Other assets, net	34,253	31,107
Deferred tax assets, net	48,901	48,909
Total assets	$1,860,173	$1,465,569
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$9,479	$7,395
Accrued expenses	46,498	42,097
Deferred revenue	147,064	142,793
Capital lease obligations	5,231	4,488
Other borrowings	300	400
Total current liabilities before client fund obligations	208,572	197,173
Client fund obligations	1,312,671	923,366
Total current liabilities	1,521,243	1,120,539
Deferred revenue	2,813	2,934
Deferred rent	4,885	3,719
Capital lease obligations	4,826	3,665
Deferred income tax liability	644	646
Total liabilities	1,534,411	1,131,503

Stockholders’ equity:
Preferred Stock, $.01 par value	—	—
Series A Junior Participating Preferred Stock, $.01 par value	—	—
Common Stock, $.01 par value	335	333
Additional paid-in capital	480,961	463,609
Accumulated other comprehensive loss	(6,237)	(7,829)
Accumulated earnings	62,062	59,627
	537,121	515,740
Treasury stock, at cost	(211,359)	(181,674)
Total stockholders’ equity	325,762	334,066
Total liabilities and stockholders’ equity	$1,860,173	$1,465,569

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
	For the Three Months Ended March 31,
	2016	2015
Cash flows from operating activities:
Net income	$2,435	$4,160
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,101	5,246
Provision for doubtful accounts	1,306	973
Non-cash stock-based compensation expense	26,414	16,077
Income taxes	6,565	5,243
Net amortization of premiums and accretion of discounts on available-for-sale securities	69	—
Excess tax benefit from employee stock plan	(6,590)	(8,845)
Changes in operating assets and liabilities:
Accounts receivable	(11,164)	(621)
Prepaid expenses and other current assets	(1,732)	(1,878)
Other assets	(3,146)	(2,168)
Accounts payable	2,084	2,215
Accrued expenses and deferred rent	5,567	3,945
Deferred revenue	4,150	1,708
Net cash provided by operating activities	32,059	26,055
Cash flows from investing activities:
Purchases of property and equipment	(17,621)	(10,941)
Purchases of marketable securities	(98,913)	(1,765)
Maturities of marketable securities	18,985	1,823
Payments for acquisitions	—	—
Net purchases of client funds securities	(309,419)	(88,085)
Net cash used in investing activities	(406,968)	(98,968)
Cash flows from financing activities:
Repurchases of Common Stock	(29,685)	(6,191)
Net proceeds from issuances of Common Stock	1,248	1,569
Excess tax benefits from employee stock plan	6,590	8,845
Withholding taxes paid related to net share settlement of equity awards	(17,883)	(10,068)
Principal payments on capital lease obligations	(1,359)	(1,184)
Repayments of other borrowings	(100)	(98)
Net increase in client fund obligations	389,305	88,085
Net cash provided by financing activities	348,116	80,958
Effect of exchange rate changes on cash	840	(1,069)
Net (decrease) increase in cash and cash equivalents	(25,953)	6,976
Cash and cash equivalents, beginning of period	109,325	108,298
Cash and cash equivalents, end of period	$83,372	$115,274

Supplemental disclosure of cash flow information:
Cash paid for interest	$101	$91
Cash paid for taxes	$535	$215

Non-cash investing and financing activities:
Capital lease obligations to acquire new equipment	$3,263	$3,317
Stock based compensation for capitalized software	$986	$780

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures
(In thousands, except per share amounts)

	For the Three Months Ended March 31,
	2016	2015
Non-GAAP operating income reconciliation:
Operating income	$9,327	$9,757
Operating income, as a % of total revenues	5.0%	6.7%
Add back:
Non-cash stock-based compensation expense	26,414	16,077
Non-cash amortization of acquired intangible assets	247	264
Non-GAAP operating income	$35,988	$26,098
Non-GAAP operating income, as a % of total revenues	19.2%	18.0%

Non-GAAP net income reconciliation:
Net income	$2,435	$4,160
Add back:
Non-cash stock-based compensation expense	26,414	16,077
Non-cash amortization of acquired intangible assets	247	264
Income tax effect of above two items	(7,192)	(5,267)
Non-GAAP net income	$21,904	$15,234

Non-GAAP net income, per diluted share, reconciliation: (1)
Net income, per diluted share	$0.08	$0.14
Add back:
Non-cash stock-based compensation expense	0.89	0.54
Non-cash amortization of acquired intangible assets	0.01	0.01
Income tax effect of above two items	(0.25)	(0.17)
Non-GAAP net income, per diluted share	$0.73	$0.52
Shares used in calculation of GAAP and non-GAAP net income per share:
Basic	28,825	28,583
Diluted	29,833	29,567
_________________________

(1)	The non-GAAP net income per diluted share reconciliation is calculated on a diluted weighted average share basis for GAAP net income periods.

Use of Non-GAAP Financial Information

This press release contains non-GAAP financial measures. Ultimate believes that non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Ultimate’s financial condition and results of operations. Ultimate’s management uses these non-GAAP results to compare Ultimate’s performance to that of prior periods for trend analyses, for purposes of determining executive incentive compensation, and for budget and planning purposes. These measures are used in monthly financial reports prepared for management and in quarterly financial reports presented to Ultimate’s Board of Directors. These measures may be different from non-GAAP financial measures used by other companies.

These non-GAAP measures should not be considered in isolation or as an alternative to such measures determined in accordance with generally accepted accounting principles in the United States (GAAP). The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses are excluded from the non-GAAP financial measures.

To compensate for these limitations, Ultimate presents its non-GAAP financial measures in connection with its GAAP results. Ultimate strongly urges investors and potential investors in Ultimate’s securities to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures that are included in this press release (under the caption “Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures”) and not to rely on any single financial measure to evaluate its business.

Ultimate presents the following non-GAAP financial measures in this press release: non-GAAP operating income, non-GAAP operating income, as a percentage of total revenues (or non-GAAP operating margin), non-GAAP net income and non-GAAP net income, per diluted share. We exclude the following items from these non-GAAP financial measures as appropriate:

Stock-based compensation expense. Ultimate’s non-GAAP financial measures exclude stock-based compensation expense, which consists of expenses for stock options and stock and stock unit awards recorded in accordance with Accounting Standards Codification 718, “Compensation – Stock Compensation.” For the three months ended March 31, 2016, stock-based compensation expense was $26.4 million, on a pre-tax basis. For the three months ended March 31, 2015, stock-based compensation expense was $16.1 million, on a pre-tax basis. Stock-based compensation expense is excluded from the non-GAAP financial measures because it is a non-cash expense that Ultimate does not consider part of ongoing operations when assessing its financial performance. Ultimate believes that such exclusion facilitates the comparison of results of ongoing operations for current and future periods with such results from past periods. For GAAP net income periods, non-GAAP reconciliations are calculated on a diluted weighted average share basis.

Amortization of acquired intangible assets. In accordance with GAAP, operating expenses include amortization of acquired intangible assets over the estimated useful lives of such assets. For the three months ended March 31, 2016, the amortization of acquired intangible assets was $0.2 million. For the three months ended March 31, 2015 the amortization of acquired intangible assets was $0.3 million. Amortization of acquired intangible assets is excluded from Ultimate’s non-GAAP financial measures because it is a non-cash expense that Ultimate does not consider part of ongoing operations when assessing its financial performance. Ultimate believes that such exclusion facilitates comparisons to its historical operating results and to the results of other companies in the same industry, which have their own unique acquisition histories.